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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                        DATE OF REPORT - January 29, 2004
                        (Date of earliest event reported)


                          HONEYWELL INTERNATIONAL INC.
             (Exact name of Registrant as specified in its Charter)


          DELAWARE                         1-8974                     22-2640650
(State or other jurisdiction       (Commission File Number)        (I.R.S. Employer
      of  incorporation)                                         Identification Number)
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101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY         07962-2497
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (973) 455-2000



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ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

EARNINGS RELEASE.

         Honeywell International Inc. will hold its fourth quarter 2003 earnings release webcast on Thursday, January 29, 2004 at 10:30 a.m. Eastern Time.
The earnings release was distributed on BusinessWire approximately one hour prior to the webcast. Interested investors may access the webcast through a World Wide Web simulcast available at the "Investor Relations" section of the company's website (http://www.honeywell.com/investor). Related presentation materials will also be posted to the Investor Relations section of the website prior to the webcast. Investors are advised to log on to the website at least
15 minutes prior to the webcast to allow sufficient time for downloading any necessary software.

         Honeywell International Inc. issued its 2003 fourth quarter earnings release on January 29, 2004 which is attached as an exhibit to this report.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 29, 2004              HONEYWELL INTERNATIONAL INC.


                                     By: /s/ Thomas F. Larkins
                                         ---------------------
                                         Thomas F. Larkins
                                         Vice President, Corporate Secretary and
                                         Deputy General Counsel


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                            STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as................................. 'TM'
The registered trademark symbol shall be expressed as......................  'r'